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                                                                   EXHIBIT 10.28

          GLOBAL AMENDMENT and ASSIGNMENT AND ACCEPTANCE, dated as of October 9, 1996 (this "Global Amendment"), among: i) RIGCO NORTH AMERICA, L.L.C., a Delaware limited liability corporation (the "Borrower"); ii) the several lenders and other financial institutions listed on the signature pages of this Global Amendment (individually, a "Lender", and collectively, the "Lenders") and iii) BHF-BANK AKTIENGESELLSCHAFT, as Administrative Agent (the "Administrative Agent") iv) HIBERNIA NATIONAL BANK, as Collateral and Documentation Agent (the "Collateral and Documentation Agent") and v) LEHMAN COMMERCIAL PAPER INC., as Syndication Agent, Arranger and as a Lender ("LCPI").


                             W I T N E S S E T H :


                 WHEREAS, the Borrower and LCPI are parties to the Credit Agreement (as amended, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement") and the other Loan Documents thereunder, each dated as of September 30, 1996;

                 WHEREAS, the parties wish to amend the Credit Agreement and the other Loan Documents to, among other things, add the Lenders as parties to the Credit Agreement, replace LCPI, as administrative agent and collateral and documentation agent with the Administrative Agent and the Collateral and Documentation Agent, respectively, and to effectuate certain other changes requested by the Lenders, all as set forth in this Global Amendment;

                 NOW THEREFORE, in consideration of the premises, the parties hereto agree as follows:


                 SECTION 1.  DEFINITIONS.

                 1.1 Defined Terms. Unless otherwise defined herein and except as set forth in this Global Amendment, terms defined in the Credit Agreement are used herein as therein defined.

                 SECTION 2.  AMENDMENT OF CREDIT AGREEMENT.

                 2.1 Amendment to Subsection 2.10. Subsection 2.10 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following new subsection 2.10:

                          "2.10  Fees.  The Borrower shall pay to the Arranger
         an annual agent's fee in an amount equal to $25,000, payable on the Closing Date and on the first anniversary thereof. The Arranger hereby acknowledges that it has received from the Borrower the agent's fee payable on the Closing Date. The Arranger shall pay to each of the Administrative Agent and the Collateral and Documentation Agent
         for their own accounts an annual agent's fee in an amount equal to $25,000, payable on each of the Second Closing Date and on the first anniversary of the Closing Date."
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                                                                               2


                 2.2 Amendment to Subsection 3.3. Subsection 3.3 of the Credit Agreement is hereby amended as follows:

                 (a) by inserting the phrase "and the other Loan Parties" immediately following the word "Subsidiaries" in the second line thereof; and

                 (b) inserting the phrase "and the other Loan Parties (other than the Borrower)" immediately following the word "Borrower" in the third line thereof and immediately following the word "Borrower" in the seventh line thereof.

                 2.3 Amendment to Section 5. Section 5 of the Credit Agreement is hereby amended by inserting, immediately after Subsection 5.14, the following new subsection 5.15:

                          "5.15  Monthly Schedule.  Within 10 days after the
                 end of each calendar month, provide each Lender with a schedule of the number of days each Rig was in use during such calendar month and the average day rate payable with respect to such Rig during such month."

                 2.4 Amendment to Subsection 5.7. Subsection 5.7 of the Credit Agreement is hereby amended by inserting the phrase ", and the Collateral and Documentation Agent" immediately following the words "Administrative Agent" in the first line thereof.

                 2.5 Amendment to Subsection 5.8. Subsection 5.8 of the Credit Agreement is hereby amended by adding the phrase "and the operators of the Rigs" immediately following the word "subtenants" in the second line thereof.

                 2.6 Amendment to Subsection 9.1. Subsection 9.1 of the Credit Agreement is hereby amended as follows:

                 (a) by adding the phrase "or increase any Commitment thereunder" immediately following the words "payment thereof" at the end of clause (i) of the proviso thereof;

                 (b) by adding the phrase "without the written consent of all of the Lenders" immediately following the word "Collateral" in the second line of clause (iv) of the proviso thereof; and

                 (c) by deleting the phrase ",in each case" immediately following the term "subsection 2.5" in the second line of clause (iv) of the proviso thereof.


                 2.7 Amendment to Subsection 9.2. Subsection 9.2 of the Credit Agreement is hereby amended as follows:

                 (a)      by deleting the name and address of the
         Administrative Agent therein and substituting in lieu thereof the following:
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                                                                               3


                          BHF-Bank Aktiengesellschaft
                          590 Madison Avenue
                          New York, New York 10022

                          Attention:  Amanda Montgomery
                          Fax:  (212) 756-5536

                 (b) by deleting the name and address of the Collateral and Documentation Agent therein and substituting in lieu thereof the following:

                          Hibernia National Bank
                          313 Carondelet Street
                          New Orleans, Louisiana 70130

                          Attention:  Frank Russo
                          Fax:  (504) 533-5494

                 2.8 Amendment to Subsection 9.15. Subsection 9.15 of the Credit Agreement is hereby amended by inserting the phrase "or prospective Transferee" immediately following the word "Transferee" in the fifth line thereof.

                 2.9 Amendment to Schedule I. The Credit Agreement is hereby amended by inserting as a new Schedule I the Schedule I attached hereto.

                 SECTION 3.  AMENDMENT OF OTHER LOAN DOCUMENTS.

                 3.1 Amendment to Section 5.3(e) of the Borrower Security Agreement. Section 5.3(e) of the Borrower Security Agreement is hereby amended by inserting immediately after the word "shall" in the second line thereof the following phrase ", after consulting with the Administrative Agent to ensure that no Default or Event of Default has occurred and is continuing,".

                 3.2 Amendment to Warrant Agreement. (a) the Warrant Agreement is hereby amended to reflect that the Borrower will, on the Effective Date, issue, in exchange for the Warrant delivered to an affiliate of LCPI on the Closing Date, new Warrants (the "New Warrants") to each Lender (or its affiliate), each such New Warrant representing the ownership interest in the Borrower specified by the Arranger to the Borrower;

                 (b) Subsection 2.1 of the Warrant Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following new subsection 2.1:

                                  "2.1.  Issuance of Warrants.  The Company
                 hereby agrees that, upon receipt for cancellation of the
                 Warrant issued on the Closing Date in favor of an Affiliate of the Arranger, it will, on the Second Closing Date, issue in favor of the Persons specified on Exhibit B hereto, Warrants representing the percentage of Interests in the Company opposite such Person's name on Exhibit B.  On the Second
                 Closing Date the Company shall deliver to such Persons Warrant Certificates evidencing the Warrants issued to such Persons. Each Warrant issued
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                                                                               4


                 on the Closing Date shall entitle the Holder thereof to purchase from the Company the percentage of Interests in the Company (after giving effect to any such exercise of the Warrants) set forth opposite such Person's name on Exhibit B (subject to adjustment as provided in Section 4)."

                 (c) Exhibit B to the Warrant Agreement is hereby amended to reflect the information specified by the Arranger to the Borrower with respect to the ownership interests in the Borrower held by the Lenders (or their affiliates) and represented by the New Warrants and the Company agrees to adjust the Warrant Register to reflect the issuance on the Second Closing Date of the New Warrants in favor of the Lenders (or their affiliates) and the retirement of the Warrant issued on the Closing Date.

                 SECTION 4. REPLACEMENT OF ADMINISTRATIVE AGENT AND COLLATERAL AND DOCUMENTATION AGENT.

                 Pursuant to subsection 8.9 of the Credit Agreement, LCPI hereby resigns as administrative agent and collateral and documentation agent under the Credit Agreement and the other Loan Documents and LCPI and each of the Lenders hereby appoint BHF-Bank Aktiengesellschaft as administrative agent and Hibernia National Bank as collateral and documentation agent under the Credit Agreement and the other Loan Documents and such parties hereby accept such appointments. The Borrower hereby consents to such resignation and appointments. Each of the Credit Agreement and the other Loan Documents are hereby amended to reflect such resignation and appointments and BHF-Bank Aktiengesellschaft shall be treated as the Administrative Agent and Hibernia National Bank shall be treated as the Collateral and Documentation Agent under the Credit Agreement and the other Loan Documents.


                 SECTION 5.       ADDITION OF LENDERS.

                 By their signature below each of the Lenders (other than LCPI which is already a Lender) shall become a Lender party to the Credit Agreement and the other Loan Documents with all rights, powers and obligations of a Lender thereunder and with an aggregate Commitment as set forth on Schedule I attached hereto. All notices to the Lenders under the Credit Agreement shall be given to the Lenders at the address specified on Schedule I hereto. On the Effective Date each of the Lenders shall transfer in immediately available funds to LCPI at an account previously instructed by LCPI to each such Lender the amount set forth opposite its name on Schedule I hereto.

                 SECTION 6.  MISCELLANEOUS.

                 6.1 Effectiveness. The amendments provided for herein shall become effective as of October 9, 1996 (the "Effective Date") upon the satisfaction of the following condition precedent:

                 (a) the Administrative Agent shall have received counterparts of this Global Amendment, duly executed and delivered by the Borrower and each of the other parties hereto;
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                                                                               5


                 (b) UCC financing statements shall have been executed by the appropriate parties and assignments of the Ship Mortgages shall have been executed and filed in the appropriate filing office (with an accompanying opinion of Bahamian counsel with respect to such assignments), in each case to reflect the replacement of LCPI with Hibernia National Bank as Collateral and Documentation Agent, and such further actions as may be reasonably requested by the Arranger in connection with the modifications and events contemplated hereby shall have been taken; and

                 (c) LCPI (or its affiliate) shall have surrendered the Warrant issued to its affiliate on the Closing Date and the Borrower shall have executed and delivered the New Warrants to each Lender (or its affiliate), each such New Warrant representing the ownership interest in the Borrower notified by the Arranger to the Borrower.

                 6.2 Representations and Warranties. After giving effect to the amendments contained herein, on the Effective Date, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 3 of the Credit Agreement; provided that each reference in such
Section 3 to "this Agreement" shall be deemed to be a reference both to this Global Amendment and to the Credit Agreement as amended by this Global Amendment.




                 6.3 Continuing Effect; No Other Amendments. Except as expressly amended or waived hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments contained herein shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein.

                 6.4 No Default. No Default or Event of Default shall have occurred and be continuing as of the Effective Date after giving effect to this Global Amendment.

                 6.5 Counterparts. This Global Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

                 6.6 GOVERNING LAW. THIS GLOBAL AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
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                 IN WITNESS WHEREOF, the parties hereto have caused this Global
Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.


                                    RIGCO NORTH AMERICA, L.L.C.


                                    By:
                                        Title:


                                    BHF-BANK AKTIENGESELLSCHAFT, as
                                    Administrative Agent and as a Lender


                                    By:
                                        Title:


                                    By:
                                        Title:



                                    HIBERNIA NATIONAL BANK, as Collateral and
                                    Documentation Agent and as a Lender


                                    By:
                                        Title:

                                    LEHMAN COMMERCIAL PAPER INC., as
                                    Syndication Agent and as a Lender


                                    By:
                                        Title:


                                    PRIME INCOME TRUST


                                    By:
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                                    VAN KAMPEN AMERICAN CAPITAL PRIME
                                    RATE INCOME TRUST


                                    By:
                                        Title:


                                    PROTECTIVE LIFE INSURANCE COMPANY


                                    By:
                                        Title:


                                    MERRILL LYNCH PRIME RATE PORTFOLIO

                                    By: MERRILL LYNCH ASSET MANAGEMENT L.P.,
                                    as Investment Adviser


                                    By:
                                        Title:


                                    MERRILL LYNCH SENIOR FLOATING RATE
                                      FUND, INC.


                                    By:
                                        Title:
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                                                                      SCHEDULE I


              Lender                                           Commitment
              ------                                           ----------
BHF-BANK AKTIENGESELLSCHAFT                                    9,800,000
590 Madison Avenue
New York, NY 10022
Attention:  Paul Travers
Fax:  (212) 756-5536

DEAN WITTER PRIME INCOME TRUST                                 9,800,000
Two World Trade Center, 72nd Floor
New York, NY 10048
Attention:  Rafael Scolari
Fax:  (212) 392-5345

HIBERNIA NATIONAL BANK                                         3,000,000
313 Carondelet Street
New Orleans, LA 70130
Attention:  Bruce Ross
Fax:  (504) 533-5434

LEHMAN COMMERCIAL PAPER INC.                                   16,300,000
3 World Financial center
New York, NY 10285
Attention:  Robert Chambers
Fax:  (212) 528-6600

MERRILL LYNCH PRIME RATE PORTFOLIO                             4,900,000
Merrill Lynch Asset Management
800 Scudders Mill Road
Plainsboro, NJ 08536
Attention:  Doug Henderson
Fax:  (609) 282-2757

MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.                  4,900,000
Merrill Lynch Asset Management
800 Scudders Mill Road
Plainsboro, NJ 08536
Attention:  Doug Henderson
Fax:  (609) 282-2757

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
PROTECTIVE LIFE INSURANCE COMPANY                              9,800,000
1150 Two Galleria Tower
13455 Noel Road, Suite 1150
Dallas, TX 75240
Attention:  Mark Okada
Fax:  (214) 233-4343

VAN KAMPEN AMERICAN CAPITAL                                    6,500,000
PRIME RATE INCOME TRUST
1 Parkview Plaza
Oakbrook Terrace, IL 60181
Attention:  Jeffrey Maillet
Fax:  (630) 684-6740